Exhibit 99.5

OPTION AGREEMENT
(English Translation)

This Option Agreement (this “Agreement”)is entered into as of August 18,2006 between and among Hangson Limited, a corporation organized under the laws of the British Virgin Islands (“Party A”), and Shaanxi Suo’ang Biological Science & Technology Co., Ltd., a company with joint stock limited liability organized under the laws of the People’s Republic of China (“Party B”), with a registered address at 22F, Suite A, Zhengxin Building, No.5, Gaoxin 1st Road, Xi’an Hi-tech Industries Development Zone, Xi’an, Shaanxi Province, People’s Republic of China 710075, Mr. Baowen Ren, chairman and a shareholder of Party B (“Chairman”), and each of the shareholders of Party B listed on Appendix 1 of this Agreement (the “Shareholders”). In this Agreement, Party A, Party B, the Chairman and the Shareholders are referred to collectively in this Agreement as the “Parties” and each of them is referred to as a “Party”.

RECITALS

A.
Party A is a business company incorporated under the laws of the British Virgin Islands has technological expertise in both the production and sale of coal-polymer (“COPO”) resin products and also in clean coal and coal water mixture energy technology and products.

B.
Party B is a company duly incorporated in Xi’an, People’s Republic of China (“PRC”), and is engaged in both the production and sale of COPO resin products and also the production and sale of a coal-water mixture for use in energy production.

C.
The Chairman and the Shareholders are the shareholders of Party B. The Chairman and the Shareholders collectively own more than 50% of the outstanding equity interest in Party B (each, an “Equity Interest” and collectively the “Equity Interests”)

D.	A series of agreements such as the Consulting Services Agreement (the “Service Agreement”) have been entered into by Party A and Party B concurrently with this Agreement;

E.	An Equity Pledge Agreement (the “Pledge Agreement”) has been entered into by the Parties concurrently herewith;

F.	The Parties are entering into this Option Agreement in conjunction with the Pledge Agreement, Consulting Services Agreement and related agreements.

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

1. Option Grant.

1.1 Grant of Rights. The Chairman and the Shareholders (hereafter collectively the “Transferor”) hereby irrevocably grants to Party A an option to purchase or cause any person designated by Party A (“Designated Persons”) to purchase, to the extent permitted under PRC Law, according to the steps determined by Party A, at the price specified in Section 1.3 of this Agreement, at any time from the Transferor a portion or all of the equity interests held by Transferor in Party B (the “Option”). No Option shall be granted by Transferor to any third party other than Party A and/or the Designated Persons. Party B hereby agrees to the granting of the Option by the Transferor to Party A and/or the Designated Persons. The “person” set forth in this clause and this Agreement means an individual, corporation, joint venture, partnership, enterprise, trust or a non-corporation organization.

1.2 Exercise of Rights. According to the stipulations of PRC laws and regulation, Party A and/or the Designated Persons may exercise Option by issuing a written notice (the “Notice”) to the Transferor and specifying the equity interest purchased from Transferor (the “Purchased Equity Interest”) and the manner of purchase.

1.3 Purchase Price.

1.3.1 For Party A to exercise the Option, the purchase price of the Purchased Equity Interest (“Purchase Price”) shall be equal to the original paid-in price of the Purchased Equity Interest by the Transferor, unless the applicable PRC laws and regulations require appraisal of the equity interests or stipulate other restrictions on the purchase price of equity interests.

1.3.2 If the applicable PRC laws require appraisal of the equity interests or stipulates other restrictions on the purchase price of the Equity Interest at the time that Party A exercise the Option, the Parties agree that the Purchase Price shall be set at the lowest price permissible under the applicable laws.

1.4 Transfer of the Purchased Equity Interest. Upon each exercise of the Option rights under this Agreement:

1.4.1 Party B shall convene a shareholders’ meeting upon request by the Transferor, and Transferor agrees to call such meeting. During the meeting, the resolutions shall be proposed, approving the transfer of the appropriate Equity Interest to Party A and/or the Designated Persons;

1.4.2 The Transferor shall, upon the terms and conditions of this Agreement and the Notice related to the Purchased Equity Interest, enter into Equity Interest purchase agreement in a form reasonably acceptable to Party A, with Party A and/or the Designated Persons (as applicable);

1.4.3 The related parties shall execute all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, without any security interest, transfer the valid ownership of the Purchased Equity Interest to Party A and/or the Designated Persons, and cause Party A and/or the Designated Persons to be the registered owner of the Purchased Equity Interest. In this clause and this Agreement, “Security Interest” means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements, however, it does not include any security interest created under the Equity Pledge Agreement.

1.5 Payment. The payment of the Purchase Price shall be determined by the consultation of Party A and/or the Designated Persons with the Transferor according to the applicable laws at the time of exercise of the Option.

2. Promises Relating to Equity Interest.

2.1 Promises Related to Party B. Party B, the Chairman and the Shareholders hereby promise:

2.1.1 Without prior written consent by Party A, not, in any form, to supplement, change or renew the Articles of Association of Party B, to increase or decrease registered capital of the corporation, or to change the structure of the registered capital in any other forms;

2.1.2 According to customary fiduciary standards applicable to managers with respect to corporations and their shareholders, to maintain the existence of the corporation, prudently and effectively operate the business;

2.1.3 Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose, in any other form, any asset, legitimate or beneficial interest of business or income of Party B, or encumber or approve any encumbrance or imposition of any security interest on Party A’s assets;

2.1.4 Without prior written notice by Party A, not issue or provide any guarantee or permit the existence of any debt, other than (i) the debt arising from normal or daily business but not from borrowing; and (ii) the debt disclosed to Party A and obtained the written consent from Party A;

2.1.5 To normally operate all business to maintain the asset value of Party B, without taking any action or failing to take any action that would result in a material adverse effect on the business or asset value of Party B;

2.1.6 Without prior written consent by Party A, not to enter into any material agreement, other than agreements in the ordinary course of business (for purposes of this paragraph, if the amount of the Agreement involves an amount that exceeds a hundred thousand Yuan (RMB 100,000) the agreement shall be deemed material);

2.1.7 Without prior written consent by Party A, not to provide loan or credit loan to any others;

2.1.8 Upon the request of Party A, to provide all materials of operation and finance relevant to Party B to the extent that they are in possession of such materials;

2.1.9 To purchase and hold the insurance from an insurance company accepted by Party A, the insurance amount and category shall be the same with those held by the companies in the same industry or field, operating the similar business and owning the similar properties and assets as Party B;

2.1.10 Without prior written consent by Party A, not to cause Party B to merge or associate with any person, or acquire or invest in any person;

2.1.11 To notify Party A of the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party B;

2.1.12 To cause Party B to maintain and preserve all its assets, and to execute all requisite or appropriate documents, take all requisite or appropriate actions, and pursue all appropriate claims, or make requisite or appropriate pleas for all claims;

2.1.13 Without prior written notice by Party A, not to assign equity interests to shareholders in any form; however, Party A shall distribute all or part of its distributable profits to their own shareholders upon request by Party A;

2.1.14 According to the request of Party A, to appoint any person designated by Party A to be the directors of Party B.

2.2 Promises Related to Transferor. The Chairman and the Shareholders hereby promise:

2.2.1 Without prior written consent by Party A, not, upon the execution of this Agreement, to sell, transfer, mortgage or dispose in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of the Transferor subject to Equity Pledge Agreement;

2.2.2 Without the prior written notice by Party A, not to decide or support or execute any shareholder resolution at any shareholder meeting of Party B that approves any sale, transfer, mortgage or dispose of any legitimate or beneficial interest of equity interest, or allows any other security interest set on it, other than the pledge on the equity interests of Transferor pursuant to Equity Pledge Agreement;

2.2.3 Without prior written notice by Party A, the Parties shall not agree or support or execute any shareholders resolution at any shareholder meeting of Party B that approves Party B’s merger or association with any person, acquisition of any person or investment in any person;

2.2.4 To notify Party A the occurrence or the potential occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by them;

2.2.5 To cause the Board of Directors of Party B to approve the transfer of the Purchased Equity Interest subject to this Agreement;

2.2.6 In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, conduct all requisite or appropriate actions, and make all requisite or appropriate claims, or make requisite or appropriate defend against fall claims of compensation;

2.2.7 Upon the request of Party A, to appoint any person designated by Party A to be the directors of Party B;

2.2.8 Upon the request of Party A at any time, to transfer its Equity Interest immediately to the representative designated by Party A unconditionally at any time and abandon its prior right of first refusal of such equity interest transferring to another available shareholder;

2.2.9 To prudently comply with the provisions of this Agreement and other Agreements entered into collectively or respectively by the Transferor, Party B and Party A and perform all obligations under these Agreements, without taking any action or any nonfeasance that sufficiently affects the validity and enforceability of these Agreements;

3. Representations and Warranties. As of the execution date of this Agreement and every transferring date, Party B and the Chairman and the Shareholders hereby jointly and severally represent and warrant collectively and respectively to Party A as follows:

3.1 It has the power and ability to enter into and deliver this Agreement, and any equity interest transferring agreement (“Transferring Agreement,” respectively) having it as a party, for every single transfer of the Purchased Equity Interest according to this Agreement, and to perform its obligations under this Agreement and any Transferring Agreement. Upon execution, this Agreement and the Transferring Agreements having it as a party will constitute a legal, valid and binding obligation of it enforceable against it in accordance with its terms;

3.2 To its knowledge and without independent verification, the execution, delivery of this Agreement and any Transferring Agreement and performance of the obligations under this Agreement and any Transferring Agreement will not: (i) cause a violation of any relevant laws and regulations of PRC; (ii) conflict with its Articles of Association or other organizational documents (if an entity); (iii) cause to breach any agreement or instruments to which it is a party or having binding obligation on it, or constitute the breach under any agreement or instruments to which it is a party or having binding obligation on it; (iv) cause to violate relevant authorization of any consent or approval to it and/or any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

3.3 The shares of Party B are transferable, and Party B has not permitted or caused any security interest to be imposed upon the shares of Party B.

3.4 Party B does not have any unpaid debt, other than (i) debt arising from its normal business; and (ii) debt disclosed to Party A and obtained by written consent of Party A;

3.5 Party B has complied with all PRC laws and regulations applicable to the acquisition of assets and securities in connection with this Agreement;

3.6 No litigation, arbitration or administrative procedure relevant to the Equity Interests and assets of Party B or Party B itself is in process or to be settled and the Parties have no knowledge of any pending or threatened claim;

3.7 The Transferor bears the fair and salable ownership of its Equity Interest free of encumbrances of any kind, other than the security interest pursuant to the Equity Pledge Agreement.

4. Assignment of Agreement.

4.1 Party B, the Chairman and the Shareholders shall not transfer their rights and obligations under this Agreement to any third party without the prior written consent of the Party A.

4.2 Party B, the Chairman and the Shareholders hereby agree that Party A shall be able to transfer all of its rights and obligation under this Agreement to any third party with its needs, and such transfer shall only be subject to a written notice sent to Party B, the Chairman and the Shareholders by Party A, and no any further consent from Party B, the Chairman or the Shareholders will be required.

5. Effective Date and Term.

5.1 This Agreement shall be effective as of the date first set forth above.

5.2 The term of this Agreement is ten (10) years unless the early termination in accordance with this Agreement or other terms of the relevant agreements stipulated by the Parties. This Agreement may be extended according to the written consent of Party A before the expiration of this Agreement. The term of extension will be decided unanimously through mutual agreement of the Parties.

5.3 If Party A or Party B terminates by the expiration of its operating period (including any extended period) or other causes in the term set forth in Section 5.2, this Agreement shall be terminated simultaneously, except Party A has transferred its rights and obligations in accordance with Section 4.2 of this Agreement.

6. Applicable Law and Dispute Resolution.

6.1 Applicable Law. The execution, validity, construing and performance of this Agreement and the resolution of disputes under this Agreement shall be governed by the laws of PRC.

6.2 Dispute Resolution. The parties shall strive to settle any dispute arising from the interpretation or performance in connection with this Agreement through friendly consultation. In case no settlement can be reached through consultation within thirty (30) days after such dispute is raised, each party can submit such matter to China International Economic and Trade Arbitration Commission (the “CIETAC”) in accordance with its rules. Arbitration shall take place in Beijing and the proceedings shall be conducted in Chinese. Any resulting arbitration award shall be final conclusive and binding upon both parties.

7. Taxes and Expenses. Each Party shall, according to the PRC laws, bear any and all registering taxes, costs and expenses for equity transfer arising from the preparation and execution of this Agreement and all Transferring Agreements, and the completion of the transactions under this Agreement and all Transferring Agreements.

8. Notices. Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service or by facsimile transmission to the address of relevant each party or both parties set forth below or other address of the party or of the other addressees specified by such party from time to time. The date when the notice is deemed to be duly served shall be determined as the follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date when the air registered mail with postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery date to the internationally recognized courier service agency; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as is shown on the transmission confirmation of relevant documents.

Party A:	Hangson Limited
Address: 2nd Floor, Abbott Building, Road Town, Tortola, British Virgin Islands Fax: (029) 8827-2725 Phone: (029) 8406-7376

Party B:	Shaanxi Suo’ang Biological Science & Technology Co., Ltd.

Address: 22F, Suite A, Zhengxin Building, No.5, Gaoxin 1st Road,
                 Xi’an Hi-tech Industries Development Zone,
                 Xi’an, Shaanxi Province, People’s Republic of China 710075
Fax:       (029) 8827-2725
Phone:   (029) 8209-1099

Chairman:	To the address printed on the Signature Page hereto.

Party B Shareholders:	To the respective addresses printed on the Signature Page hereto.

9. Confidentiality. The Parties acknowledge and confirm any oral or written materials exchanged by the Parties in connection with this Agreement are confidential. The Parties shall maintain the secrecy and confidentiality of all such materials. Without the written approval by the other Parties (except that written approval of the Shareholders shall not be required), any Party shall not disclose to any third party any relevant materials, but the following circumstances shall be excluded:

9.1 The materials that is known or may be known by the general public (but not include the materials disclosed by each party receiving the materials);

9.2 The materials are required to be disclosed subject to the applicable laws or the rules or provisions of stock exchange; or

9.3 The materials are disclosed by each Party to its legal or financial consultant relating the transaction of this Agreement, and this legal or financial consultant shall comply with the confidentiality set forth in this Section. The disclosure of the confidential materials by staff or employed institution of any Party shall be deemed as the disclosure of such materials by such Party, and such Party shall bear the liabilities for breaching the contract. This clause shall survive whatever this Agreement is invalid, amended, revoked, terminated or unable to implement by any reason.

10. Further Warranties. The Parties agree to promptly execute documents reasonably required to perform the provisions and the aim of this Agreement or documents beneficial to it, and to take actions reasonably required to perform the provisions and the aim of this Agreement or actions beneficial to it.

11.  Miscellaneous.

11.1 Amendment, Modification and Supplement. Any amendment and supplement to this Agreement shall only be effective is made by the Parties in writing.

11.2 Entire Agreement. Notwithstanding the Article 5 of this Agreement, the Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supersede and replace all prior or contemporaneous agreements and understandings in verb or/and in writing.

11.3 Severability. If any provision of this Agreement is judged as invalid or non-enforceable according to relevant Laws, the provision shall be deemed invalid only within the applicable laws and regulations of the PRC, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through fairly consultation, replace those invalid, illegal or non-enforceable provisions with valid provisions that may bring the similar economic effects with the effects caused by those invalid, illegal or non-enforceable provisions.

11.4 Headings. The headings contained in this Agreement are for the convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Agreement.

11.5 Language and Copies. This Agreement has been executed in Chinese in duplicate originals; each Party holds one (1) original and each duplicate original shall have the same legal effect. This Agreement may also be executed in two or more counterparts, which together shall constitute a single agreement. This Agreement and any documents relating to it may also be executed and transmitted to any other party by facsimile, which facsimile shall be deemed to be, and utilized in all respects as, an original, wet-inked document and with the same legal effect as an original.

11.6 Successor. This Agreement shall bind and benefit the successor of each Party and the transferee allowed by each Party.

11.7 Survival. Any obligation taking place or at term hereof prior to the end or termination ahead of the end of this Agreement shall continue in force and effect notwithstanding the occurrence of the end or termination ahead of the end of the Agreement. Article 6, Article 8, Article 9 and Section 11.7 hereof shall continue in force and effect after the termination of this Agreement.

11.8 Waiver. Any Party may waive the terms and conditions of this Agreement in writing with the signature of the Parties. Any waiver by a Party to the breach by other Parties within certain situation shall not be construed as a waiver to any similar breach by other Parties within other situations.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereof have caused this Option Agreement to be executed by their duly authorized representatives as of the date first written above.

PARTY A:	HANGSON LIMITED

	By:	/s/ Baowen Ren
Name: Baowen Ren Title: President

PARTY B:	SHAANXI SUO’ANG BIOLOGICAL SCIENCE & TECHNOLOGY CO., LTD.

	By:	/s/ Baowen Ren
Name: Baowen Ren Title: President

CHAIRMAN:	/s/ Baowen Ren
Baowen Ren Address: No. 9 Zhongxue Alley, Hangtai District, Hangzhong City, Shaanxi Province, People’s Republic of China Tel: 8629-8406 7376 Fax: 8629-8406 7375

[SIGNATURE PAGE CONTINUES ON THE FOLLOWING PAGE]

SIGNATURE PAGE FOR SHAREHOLDERS

SHAANXI SUO’ANG BIOLOGICAL SCIENCE & TECHNOLOGY CO., LTD.
SHAREHOLDERS:

/s/ Shaanxi Hangzhong Lanchao Garment Group Co., Ltd.
By: Shaanxi Hangzhong Lanchao Garment Group Co., Ltd.
(PRC ID Card No.: 6123002000570)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Shaanxi Hangzhong Lanchao Garment Group Co., Ltd.: RMB16,000,000 (22.86%)

/s/ Baowen Ren
By: Baowen Ren
(PRC ID Card No.: 612301700515001)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Baowen Ren: RMB15,150,000 (21.64%)

/s/ Fuxiu Qu
By: Fuxiu Qu
(PRC ID Card No.: 612301440413042)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Fuxiu Qu: RMB780,000 (1.11%)

/s/ Yuan Lei
By: Yuan Lei
(PRC ID Card No.: 612301600209062)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Yuan Lei: RMB750,000 (1.07%)

/s/ Shanqing Yong
By: Shanqing Yong
(PRC ID Card No.: 612323570512001)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Shanqing Yong: RMB750,000 (1.07%)

/s/ Feng Yang
By: Feng Yang
(PRC ID Card No.: 612321651228003)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Feng Yang: RMB7,720,000 (11.03%)

/s/ Wenxia Ren
By: Wenxia Ren
(PRC ID Card No.: 612323640824222)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Wenxia Ren: RMB650,00 (0.93%)

/s/ Yongsheng Yao
By: Yongsheng Yao
(PRC ID Card No.: 612301410820041)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Yongsheng Yao: RMB6,620,000 (9.46%)

/s/ Ling Zheng
By: Ling Zheng
(PRC ID Card No.: 612301197110190520)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Ling Zheng: RMB600,000 (0.86%)

/s/ Li Wang
By: Li Wang
(PRC ID Card No.: 612301196510270429)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Li Wang: RMB550,000 (0.79%)

/s/ Yuejun Yang
By: Yuejun Yang
(PRC ID Card No.: 612321691226023)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Yuejun Yang: RMB450,000 (0.64%)

/s/ Wenjie Zhang
By: Wenjie Zhang
(PRC ID Card No.: 612323730205271)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Wenjie Zhang: RMB11,480,000 (16.40%)

/s/ Leping Yao
By: Leping Yao
(PRC ID Card No.: 612301780220091)
Shares of Shaanxi Suo’ang Biological Science & Technology Co., Ltd. owned by
Leping Yao: RMB8,500,000 (12.14%)